Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Supplement dated June 11, 2021
to the
Rockefeller Equity Allocation Fund, Rockefeller Core Taxable Bond Fund,
Rockefeller Intermediate Tax Exempt National Bond Fund and
Rockefeller Intermediate Tax Exempt New York Bond Fund (collectively, the “Funds”)
Statement of Additional Information (“SAI”)
dated March 30, 2021

This supplement makes the following amendment to disclosures in the Funds’ SAI dated March 30, 2021:

On May 25, 2021, the Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”) accepted the resignation of Jonas B. Siegel from his role as a Trustee of the Board. In connection with Mr. Siegel’s retirement, all references and information relating to Mr. Siegel in the Funds’ SAI are hereby removed.

Please retain this supplement with your SAI